Cavium Announces Financial Results for Q4 2012

SAN JOSE, Calif., Jan. 31, 2013 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the fourth quarter of 2012 ended December 31, 2012.

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Revenue in the fourth quarter of 2012 was $66.4 million, an 8.7% sequential increase from the $61.1 million reported in the third quarter of 2012.

Generally Accepted Accounting Principles (GAAP) Results
Net loss for the fourth quarter of 2012, on GAAP basis was $78.8 million, or $(1.56) per diluted share compared to $8.1 million, or $(0.16) per diluted share in the third quarter of 2012. Net loss for the fourth quarter of 2012 included a non-cash charge of $43.5 million to provide for a valuation allowance for US net deferred tax assets, and a $33.3 million non-cash charge related to goodwill and other intangible asset impairment. Gross margins were 62.3% in the fourth quarter of 2012 compared to 59.4% in the third quarter of 2012. Total cash and cash equivalents were $76.8 million at December 31, 2012.

Cavium established a full valuation allowance against its US net deferred tax assets, which resulted in a one-time, non-cash charge of $43.5 million in the fourth quarter of 2012. Had Cavium not established the valuation allowance, it would have recognized a tax benefit of $2.1 million. This tax benefit along with the $43.5 million valuation allowance, produced a net tax expense of $41.4 million in the fourth quarter of 2012. The decision to establish the valuation allowance was based on an assessment made at year-end that considered factors such as 2012 actual results as well as projected US income, and does not preclude Cavium from using its loss carry-forwards or other deferred tax assets in the future.

Cavium recently restructured its Software and Services group. As a result of performing an annual goodwill impairment test in the fourth quarter of 2012, and the impact of the Software and Services group restructuring, Cavium determined that Software and Services goodwill and certain intangible assets were impaired and recorded a $33.3 million, non-cash, goodwill and intangible asset charge in the fourth quarter of 2012.

Non-GAAP Results
Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the fourth quarter of 2012 exclude expenses totaling $89.5 million related to: valuation allowance on deferred tax assets of $43.5 million; goodwill and intangible impairment of $33.3 million; $8.6 million related to stock-based compensation and related payroll taxes; and $4.1 million related to amortization of acquired intangible assets, acquisition and other expenses as detailed in the reconciliation between GAAP and non-GAAP financial results provided in the financial statements portion of this release.

Non-GAAP net income for the fourth quarter of 2012 was $10.6 million or $0.20 per diluted share, compared with non-GAAP net income of $7.8 million or $0.15 per diluted share in the third quarter of 2012. Gross margins, on a non-GAAP basis, were 64.5% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, were 13.8% in the fourth quarter of 2012.

Recent News Highlights

  January 7, 2013 - Cavium's PureVu® Powers Samsung's Wireless Streaming Adapter for the Latest Galaxy Smartphones
  January 7, 2013 - Cavium to Showcase Complete Cloud-to-Home Solutions with its State-of- the Art Media Streaming and Wi-Fi CERTIFIED Miracast™ Products at International CES 2013
  January 2, 2013 - Cavium PureVu®-based Miracast™ Solutions to Be Included in Wi-Fi Alliance® Demo at CES 2013
  December 6, 2012 - Latest Release of MIPS® Architecture Includes Virtualization and SIMD
  December 3, 2012 - Cavium to Demonstrate Industry-Leading LTE Small Cell Technology at Small Cells Americas 2012
  November 14, 2012 - Cavium Ranked Among Fastest Growing Companies in North America on Deloitte's 2012 Technology Fast 500™
  November 14, 2012 - Cavium and Symmetricom Partner to Enable IEEE 1588 Precision Timing for Small Cell Base Stations
  November 1, 2012 - Industry Leaders Collaborate to Accelerate Software Ecosystem for ARM Servers, and Join Linaro
  October 29, 2012 - Cavium Ships Game Changing NEURON Search™ Processor Family
  October 29, 2012 - Cavium to Demonstrate Industry-Leading LTE Small Cell And TurboDPI Deep Packet Inspection Technology at 4G World
  October 29, 2012 - Cavium's Wireless Display Adapters Deliver Enhanced and Optimized Functionality for the Latest Android 4.2 Release for Smartphones and Tablets
  October 29, 2012 - Cavium's PureVu® to Power LG's New Wireless Display Adapter for the Latest Optimus G and Nexus 4 Smartphones

Cavium, Inc. will broadcast its fourth quarter 2012 financial results conference call today, January 31, 2013, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the website for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	December 31, 2012	September 30, 2012
Net revenue	$ 66,369	$ 61,081
Cost of revenue	25,049	24,796
Gross profit	41,320	36,285
Operating expenses:
Research and development	29,318	27,444	(a)
Sales, general and administrative	21,608	19,213
Goodwill impairment	27,680	-
Total operating expenses	78,606	46,657
Loss from operations before other income (expense), income taxes and non-controlling interest	(37,286)	(10,372)
Other income (expense), net:
Interest expense	(581)	(11)
Other, net	(164)	115	(a)
Total other income (expense), net	(745)	104
Loss before income taxes and non-controlliong interest	(38,031)	(10,268)
Provision for (benefit from) income taxes	41,415	(1,719)
Net loss	(79,446)	(8,549)
Net loss attributable to non-controlling interest	(607)	(424)	(a)
Net loss attributable to the Company	$ (78,839)	$ (8,125)
Net loss attributable to the Company per common share, basic	$ (1.56)	$ (0.16)
Shares used in computing basic net loss per common share	50,490	50,060
Net loss attributable to the Company per common share, diluted	$ (1.56)	$ (0.16)
Shares used in computing diluted net loss per common share	50,490	50,060
(a) Certain reclassifications were made from the reported statements of operations in the Form 10-Q filed on November 7, 2012 to properly account for the consolidation of a variable interest entity

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to non-GAAP:	December 31, 2012	September 30, 2012

GAAP research and development expenses	$ 29,318	$ 27,444
Stock-based compensation and related payroll taxes	(4,070)	(4,420)
Acquisition and restructuring related expenses	(98)	(406)
Acquisition and restructuring related compensation expenses	(249)	(76)
Expenses associated from a variable interest entity	(2,880)	(1,259)
Non-GAAP research and development expenses	$ 22,021	$ 21,283
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP

GAAP sales, general and administrative expenses	$ 21,608	$ 19,213
Stock-based compensation and related payroll taxes	(4,091)	(4,326)
Amortization of acquired intangible assets	(200)	(292)
Acquisition and restructuring related expenses	(95)	(425)
Acquisition and restructuring related compensation expenses	(40)	(119)
Write-down of intangible assets	(5,570)	-
Loss on disposition of certain consumer product assets	-	(2,728)
Non-GAAP sales, general and administrative expenses	$ 11,612	$ 11,323

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share data and percentages)

	Three Months Ended
	December 31, 2012	September 30, 2012
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$ 66,369	$ 61,081
GAAP gross profit	41,320	36,285
GAAP gross margin	62.3%	59.4%
Acquisition and restructuring related expenses:
Cost of revenue	(571)	(183)
Amortization of acquired intangible assets:
Cost of revenue	1,625	2,001
Stock-based compensation and related payroll taxes:
Cost of revenue	432	491
Non-GAAP gross profit	$ 42,806	$ 38,594
Non-GAAP gross margin	64.5%	63.2%

	Three Months Ended
	December 31, 2012	September 30, 2012
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$ (37,286)	$ (10,372)
Amortization of acquired intangible assets	1,825	2,293
Stock-based compensation and related payroll taxes	8,593	9,237
Acquisition and restructuring related expenses	(378)	648
Acquisition and restructuring related compensation expenses	289	195
Write-down of intangible assets	5,570	-
Goodwill impairment	27,680	-
Loss on disposition of certain consumer product assets	-	2,728
Loss from operations of a variable interest entity	2,880	1,259
Non-GAAP income from operations	$ 9,173	$ 5,988
Non-GAAP income from operations as a percentage of revenue	13.8%	9.8%

	Three Months Ended
	December 31, 2012	September 30, 2012
Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss attributable to the Company	$ (78,839)	$ (8,125)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	432	491
Research and development	4,070	4,420
Sales, general and administrative	4,091	4,326
Amortization of acquired intangible assets:
Cost of revenue	1,625	2,001
Sales, general and administrative	200	292
Acquisition and restructuring related expenses	(378)	648
Acquisition and restructuring related compensation expenses	289	195
Write-down of intangible assets	5,570	-
Goodwill impairment	27,680	-
Loss on disposition of certain consumer product assets	-	2,728
Net loss of a variable interest entity attributable to the Company	2,396	835
Valuation allowance on deferred tax assets	43,505	-
Total of non-GAAP adjustments	89,480	15,936
Non-GAAP net income	$ 10,641	$ 7,811

GAAP net loss attributable to the Company per share, diluted	$ (1.56)	$ (0.16)
Non-GAAP adjustments detailed above	1.76	0.31
Non-GAAP net income per share, diluted	$ 0.20	$ 0.15

GAAP weighted average shares, diluted	50,490	50,060
Non-GAAP share adjustment	3,974	3,076
Non-GAAP weighted average shares, diluted	54,464	53,136

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of
	December 31, 2012	September 30, 2012
Assets
Current assets:
Cash and cash equivalents	$ 76,784	$ 67,290
Accounts receivable, net	33,567	32,964
Inventories	46,508	44,089
Prepaid expenses and other current assets	4,865	3,979
Assets held for sale	2,609	-
Deferred tax assets	568	5,604
Total current assets	164,901	153,926
Property and equipment, net	30,692	20,929
Intangible assets, net	62,888	71,058
Goodwill	71,478	101,329
Deferred tax assets, net of current	449	39,969
Other non-current assets	1,096	1,156
Total assets	$ 331,504	$ 388,367

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 16,083	$ 16,208
Accrued expenses and other current liabilities	8,680	6,642
Deferred revenue	12,944	13,864
Notes payable	1,012	-
Capital lease and technology license obligations, current	16,500	10,163
Total current liabilities	55,219	46,877
Notes payable, net of current portion	4,000	-
Capital lease and technology license obligations, net of current	24,832	20,733
Deferred tax liability	2,421	5,946
Other non-current liabilities	1,970	2,379
Total liabilities	88,442	75,935

Stockholders' equity
Common stock	51	50
Additional paid-in capital	398,132	388,044	(a)
Accumulated deficit	(154,092)	(75,253)
Total stockholders' equity attributable to the Company	244,091	312,841
Non-controlling interest	(1,029)	(409)	(a)
Total equity	243,062	312,432
Total liabilities and stockholders' equity	$ 331,504	$ 388,367
(a) Certain reclassifications were made from the reported condensed balance sheet in the Form 10-Q filed on November 7, 2012 to properly account for the consolidation of a variable interest entity

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, +1-408-943-7104, art.chadwick@cavium.com, or Angel Atondo, Senior Marketing Communications Manager, +1-408-943-7417, angel.atondo@cavium.com